U.S. SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 24, 2005


                         Diagnostic Products Corporation
                         -------------------------------
             (Exact name of Registrant as specified in its charter)



           California                   1-9957                95-2802182
           ----------                   ------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                   Identification No.)



        5210 Pacific Concourse Drive, Los Angeles, California 90045-6900
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       (310) 645-8200 (Registrant's telephone number, including area code)


              5700 West 96th Street, Los Angeles, California 90045
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                         Diagnostic Products Corporation
                           Current Report on Form 8-K


ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 24, 2005, Diagnostic Products Corporation announced its results of operations for the quarter ended September 30, 2005. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


         No. 99.1 Press Release issued by Diagnostic Products Corporation, dated October 24, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2005                 Diagnostic Products Corporation




                                        By:  /s/ James L. Brill
                                        -------------------------------------
                                               James L. Brill,
                                               Vice President, Finance

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

                                  EXHIBIT INDEX

Exhibit Number

99.1 Press Release issued by Diagnostic Products Corporation, dated October 24, 2005.

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